UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-21865

Nakoma Mutual Funds
(Exact name of registrant as specified in charter)

8040 Excelsior Drive, Suite 401
Madison, WI 53717
 (Address of principal executive offices)(zip code)

Daniel S. Pickett
Nakoma Capital Management, LLC
8040 Excelsior Drive, Suite 401
Madison, WI 53717
 (Name and address of agent for service)

Registrant's telephone number, including area code: (608) 831-8814

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Nakoma   Mutual Funds

Annual Report

May 31, 2010

Fund Adviser

Nakoma Capital Management LLC

[THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents

Letter to Shareholders	1
Management Discussion and Analysis	2
Performance	6
Growth of a $10,000 Investment	6
Total Returns	7
Fees and Expense Example	7
Summary of Investments—May 31, 2010	8
Schedule of Investments and Securities Sold Short—May 31, 2010	9
Financial Statements	11
Statement of Assets & Liabilities--May 31, 2010	11
Statement of Operations--For the Year Ended May 31, 2010	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements—May 31, 2010	14
Additional Notes	18
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers	20
Additional Information	Back Cover

This report contains the current opinions of the Fund’s investment adviser and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, or to obtain a Fund prospectus, call 1-866-662-5662 and read the prospectus carefully before investing.

(This document must be accompanied or preceded by a prospectus.)

Nakoma Mutual Funds

Letter to Shareholders

Dear Shareholder:

The Nakoma Absolute Return Fund (the “Fund”) declined -8.86% for the fiscal year ended May 31, 2010. During the same period, the S&P 500® returned 20.99% and the 10-year Treasury Note returned 4.51%.

While the Fund did a reasonable job of protecting capital during the dramatic market decline of 2008 and early 2009, poor positioning resulted in disappointing performance during the subsequent market rally. Our expectations-oriented strategy tends to lag at the early stage of an economic recovery led by the lowest quality companies. In this instance the recovery’s reliance on government stimulus programs we deemed unsustainable contributed to our unwillingness to fully embrace the market move. Throughout 2009 the Fund maintained a relatively conservative posture which detracted from performance.

Looking forward, we expect returns to be driven by individual company results as the influence of government stimulus wanes. We believe this plays to the strength of our stock selection process. With the benefit of more than ten years implementing our approach over multiple market cycles and with the Fund since its inception in 2006, we remain confident that the Fund will achieve the return and volatility objectives we target. We thank you for your support and look forward to working with you in the coming year.

Dan Pickett Chief Investment Officer Nakoma Capital Management LLC

Nakoma Mutual Funds

Management Discussion and Analysis (Unaudited)

MARKET REVIEW

The change in market conditions during the Fund’s fiscal year (June 2009 to May 2010) compared to the previous fiscal year could hardly have been greater. The 2nd calendar quarter of 2009 was characterized by the best quarter of stock market performance since 1990. The most vulnerable companies during the downturn, namely the Financials and economically-sensitive industries, led the rally—more than doubling in value in many cases. Certainly the fears of economic depression waned and that was likely a big driver of returns for the period because economic reports were mixed. Manufacturing improved but income gains were largely from government transfer payments. The employment situation and housing were still deteriorating, albeit at a slower pace.

All sectors were positive in the 3rd calendar quarter as investors discounted nagging issues in the employment data (e.g., U-6 unemployment at 17%, job losses exceeding forecasts) as a lagging indicator. Early stage sectors (e.g., Financials, Consumer Discretionary) out-performed the defensive sectors (e.g., Consumer Staples, Health Care, Utilities) reflecting further optimism regarding economic recovery. Another pattern in returns emerged. Since the rally began, investors were being rewarded handsomely for bearing stock market risk as there was a strong correlation between market beta and stock market performance. Lower quality stocks with a high degree of market risk did very well relative to their counterparts.

With the exception of the Financials sector, the 4th calendar quarter was a scaled down version of the previous quarter, where solid returns were posted in all sectors. Each week, more indicators of economic activity suggested gradual recovery as a result of unprecedented government intervention. However, the fiscal and monetary policy that got us to this point also leaves us on the precipice of a black hole of unsustainable deficit spending and unbounded central bank policies.

2010 started on a strong note and was in positive territory until the third week of January, when it dropped roughly 5% peak-to-trough. On Tuesday of that week, Republican Scott Brown won the special election for the Massachusetts U.S. Senate seat in an upset, which signaled the U.S. electorate had grown weary and skeptical of bailouts and excessive government spending. The Federal government ignored the message. President Obama politically maneuvered around the new Senate to pass sweeping health care reform legislation in March.

During the first calendar quarter, credit default swap (“CDS”) spreads widened significantly for many sovereign debts with Greece, Portugal and Spain moving to levels wider than in February of 2009, according to Bloomberg. Rising political and economic uncertainty contributed to a flight to the U.S. dollar. Ultimately, the European Union (“EU”) and International Monetary Fund (“IMF”) came to the aid of Greece with a 750 billion Euro financial package. Unlike the previous coordinated response to the financial crisis though, proposals to deal with sovereign debt concerns have differed greatly. The U.S. advocates additional stimulus to encourage economic growth, while most EU countries favor austerity measures to reduce budget deficits.

The rate of improvement in the U.S. economic recovery appears to be slowing with enough data points disappointing economic forecasters to offset any positive surprises. Complicating matters further is a growing realization that the late April explosion on the Deepwater Horizon oil rig in the Gulf of Mexico is far more serious than initially reported. Already the largest oil spill ever in U.S. waters and an ecological disaster, the inability to cap the well and control the spill threatens many industries in the U.S. states bordering the Gulf and may lead to significant costs in income and jobs. Recent leading indicators also suggest that the beneficial effects of last year’s stimulus programs are waning. The lack of a sustained recovery in employment challenges the efficacy of massive government spending, i.e., Keynesian economics, when debt levels remain high. Deficit concerns are producing major opposition to new stimulus measures as evidenced by the failure of the Democrats to further extend unemployment benefits. Economic uncertainty is high and contributing to greater volatility in equity markets. As a consequence there has been a recent shift away from the low quality stocks that performed so magnificently during the market recovery.

FUND PERFORMANCE REVIEW

The Fund’s performance during the latest fiscal year was clearly disappointing. A combination of defensive sector positioning and emphasis on lower-quality short positions and higher-quality long positions contributed to negative returns. Consumer Discretionary stocks represented the largest net short exposure throughout the period and, not surprisingly, were the biggest losers. In total, the loss from Consumer-related shorts was more than 100% of the negative full-year return for the Fund. Offsetting long hedges in the Consumer Staples sector were particularly ineffective given the quality mismatch.

Nakoma Mutual Funds

Management Discussion and Analysis—continued

Industrial sector stocks were the second worst performing group with losses realized on both long and short holdings. The market optimism for recovery contributed to sharp increases in short positions, while a couple of stock-specific issues detracted from long stock results. Technology sector shorts also performed poorly; however, maintaining a net long Technology exposure with several big winners in Fund long holdings enabled a positive return across the sector despite a significant quality mismatch between the long and short holdings. Most other sectors contributed modestly to results with net gains in Energy and Materials and net losses in Health Care.

Not restructuring the Fund to benefit from the transition to recovery was a costly mistake. We simply disagreed with the prevailing view that massive government intervention could produce a recovery capable of growing the economy fast enough to service and reduce the debt. Initial returns have not rewarded our pessimism; however, our concerns remain. We do not see evidence of real and sustainable economic improvement that warrants aggressively chasing the market from here. The “Current Outlook” section below outlines more specifically the factors influencing our current market view.

A detailed description of monthly Fund results is available in the Investor Letters section of the Fund’s website at www.nakomafunds.com.

INVESTMENT PROCESS REVIEW

The Fund’s investment approach is comprised of three integrated processes: dynamic asset allocation, fundamental stock selection and risk management.

With respect to dynamic asset allocation, we assess trends in stock and bond markets. When the underlying economic drivers in the stock or bond market are positive, we will increase the Fund’s allocation to the market that benefits from the favorable environment and decrease the amount invested in markets expected to decline. This allocation process is designed to determine the Fund’s targeted net equity exposure.

Our fundamental stock selection process is designed to identify companies with the potential for positively or negatively surprising business results over a six- to eighteen-month time horizon. For each stock, we monitor key business drivers (e.g., macro-economics, secular trends, industry dynamics and company specific events) that we believe will affect the underlying company’s business over the investment time horizon. We believe that when a company’s key drivers exceed expectations, the company’s share price can be expected to increase until investor expectations and actual company performance converge. Conversely, if a company’s results fall short of investors’ expectations, its share price may decrease until investor expectations converge with actual performance. Our analysis of each opportunity (long or short) considers the level of investor expectations in assessing the potential reward for a correct call versus the potential loss for an error. Therefore, the strategy is not short-term trading oriented. Rather, the strategy relies on our fundamental analysis of a company’s future business prospects.

Our risk management process analyzes the sources of volatility in the portfolio (e.g., sector, capitalization, style, and interest rate sensitivity) in an effort to match Fund risk exposures with our overall market view and avoid unintended risk exposures. Additional risk management techniques are employed in a further effort to achieve our low volatility return objective.

CURRENT OUTLOOK

Economic Activity And Corporate Profits
Government stimulus programs are peaking and economic momentum is slowing. Broad measures of economic activity like the Chicago Fed National Activity Index (“CFNAI”) are signaling strength in the economy. The CFNAI bottomed in January 2009 at -4.14 and has since risen to +0.29 in April, the latest reading available. Index values below zero imply economic growth below trend and above zero imply economic growth above trend. Other coincident economic indicators similarly point to recovery; however, some leading indicators suggest a slowing in momentum. The Conference Board’s Composite Index of Leading Indicators, which bottomed in March 2009 with a year over year decline of 4.6%, peaked with an 11.6% year over year increase in March 2010. Since then, growth has decelerated to 9.2% in May 2010. The Economic Cycle Research Institute’s Leading Economic Index has also rolled over and recent reports are negative, implying an imminent slowdown in the U.S. economy. More than 50% of the original $787 billion stimulus in the American Recovery

Nakoma Mutual Funds

Management Discussion and Analysis—continued

and Reinvestment Act has been paid out according to recovery.gov, the U.S. government site established to track stimulus spending. Weakness in housing reports is attributed by many to the expiration of the new home buyer tax credit. Recent follow-on stimulus proposals are encountering opposition in Congress as deficit concerns grow. It is likely that economic trends will continue to deteriorate in the absence of additional government support or a pickup in real end market demand.

Corporate profits expectations appear too high. Unlike economic forecasts which arguably reflect a deceleration in activity as stimulus wanes, earnings estimates for S&P 500 companies imply a continuation of strong corporate performance. Analysts submitting forecasts to Thomson Financial project 31% year over year earnings per share (“EPS”) growth in 2010 for the S&P 500 followed by 17% growth in 2011. On the strength of reports from earlier this year, those estimates are about 10% higher than the forecasts at the beginning of 2010. While revenues have improved from the depths of the recession, much of the earnings improvement is tied to margin expansion from lower capital spending and labor productivity (i.e., wages rising less than sales – or falling). Implicit in the robust 2011 growth estimate is a return to previous peak profit margins. Weighing against this is the likelihood that companies resume investment in their businesses. An additional headwind to further margin expansion is the prospect of rising corporate tax rates. U.S. corporate income is taxed at graduated rates of up to 38%, but taxes can be offset by credits and other deductions. Since 1986, the effective tax paid by domestic corporations has fallen from approximately 53% to 27% according to the National Income tables at the Bureau of Economic Analysis. Analyst earnings forecasts do not appear to reflect any potential for a reversal in this trend.

European austerity measures and the stronger U.S. dollar create export headwinds. Growing sovereign debt concerns in Europe contributed to a sharp increase in the value of the U.S. dollar relative to the Euro. Since December 2009, when dollar weakness led some to speculate the Euro would supplant the U.S. dollar as the preferred global unit of exchange, the Euro declined more than 22% against the U.S. dollar. Widening CDS spreads for countries with significant debt in relation to GDP and wide budget deficits have triggered a range of actions to lower deficit levels in the Eurozone countries. Tax hikes and spending cuts have figured prominently in the European response. Many economists are in the process of lowering GDP growth expectations for the affected countries. The combination of a stronger currency and potential for lower European demand will likely reduce U.S. company exports to the region in the coming year and may be a source of negative profits surprises.

Current consumer spending is slowing with the weak employment and higher tax outlook. Recent employment reports are reinforcing concern that the current recovery will not drive significant employment growth. Weekly unemployment claims remain above 450,000 and have been worse than expected for several weeks. The Department of Labor reported a 431,000 increase in May nonfarm payrolls; however, the bulk of the hires are temporary census workers. The June and July reports will reflect the loss of those jobs. Further pressuring employment is a likely surge in claims in the coastal areas affected by the BP oil spill and offshore drilling moratorium. Personal consumption expenditures were unchanged in April and a surprising 1.2% decline in May retail sales suggests consumer spending has turned down. Without a substantive pickup in employment and wages, this trend is likely to persist. The prospect of higher personal income tax rates is a further headwind in 2011.

Interest Rates And Inflation

Federal Reserve policy remains accommodative. Despite a slight downgrade in economic growth expectations noted in the latest Federal Open Market Committee commentary, Federal Reserve Bank (the “Fed”) policy remains accommodative. Citing low rates of resource utilization and stable inflation expectations, the Committee maintains a target range for the federal funds rate of 0 to ¼ percent and expects conditions will warrant exceptionally low levels of the federal funds rate for an extended period. The slope of the yield curve remains steep.

The deflationary effect of economic slack is dominant now. Industry capacity utilization has risen from a low of 68.3% in June 2009 to 74.7% in May, but remains well below levels that would trigger inflation concerns. Consistent with weakening economic trends, both in the U.S. and even more pronounced outside the U.S., commodity prices are broadly lower in recent months. The Commodity Research Bureau’s index of commodity prices is down 8% since the end of 2009 and 11% from the peak in January.

Reported inflation statistics are benign and inflation expectations contained. In May, producer prices declined 0.3%—a sharper deceleration than the 0.1% projected by economists. Core prices, excluding food and energy costs, increased 0.2%, about in line with forecasts and only 1.3% higher than the year earlier. Consumer prices also declined more than expected in May, falling 0.2% versus the 0.1% forecasted decline. Core consumer prices are only 0.9% higher over the last year. Inflation

Nakoma Mutual Funds

Management Discussion and Analysis—continued

expectations are an important input to interest rate forecasts and remain contained. The University of Michigan’s Consumer Confidence May survey shows consumers expect inflation of 3.2% over the next twelve months, somewhat higher than recent surveys, but not a level likely to trigger a Fed response.

Longer term deficit concerns are building. The considerable expansion in deficit spending associated with the government’s response to the 2008/2009 recession raises concern about the possibility of federal borrowing crowding out private sector credit demand. Quantitative easing by the Fed throughout 2009 absorbed much of the incremental supply during that period. With the completion of those programs, there is risk that real interest rates move higher as funding requirements continue to build. Indications of support for fiscal restraint are emerging in Washington, which may mitigate this risk somewhat.

Valuation And Investor Sentiment

Volatility has increased sharply in recent months. Beginning around the time of the so-called flash crash on May 6th, when equity markets fell sharp in a very short period of time, the number of days with dramatic intra-day stock moves has increased notably. On May 6th, the Dow Jones Industrial Average declined more than 3%; however, the spread between the high and low that day was more than 9%. In 14 of the next 30 days, the spread between the high and low on the index exceeded 2%, more than twice as often as any time in the past year and reminiscent of the recent bear market. The implied volatility of S&P 500 index options, a forecast of near-term market volatility, has similarly increased to levels not seen since early in 2009.

Technical indicators point to further market risk. During the market rally of 2009 and early 2010, corrections in the trends were typically shallow and short-lived. Since peaking in April this year, the S&P 500 Index has experienced its first meaningful decline, trading more than 10% off its high. The S&P 500 Index currently trades below both its 50- and 200-day moving averages—considered key technical levels. Several prominent technicians have called for a retesting of the lows from March 2009. Technical indicators are most useful when at extremes and while trends have clearly moved to a more negative reading, they have not yet reached a level that would warrant a contrary positioning.

Sentiment readings reflect growing pessimism, a bullish indicator. Similar to technical indicators, measures tracking investor sentiment reflect a shift from extreme bullishness to moderate bearishness. After bottoming in April near 29%, 39% of investors surveyed in the latest American Association of Individual Investors poll were bearish. In March 2009 at the market bottom, 53% of those surveyed were bearish. Bullish sentiment in the same survey declined to 37% in June from 41% in April, but remains well above the 24% reported at the market bottom. Increasing pessimism is a contrary bullish indicator, but not yet at an extreme when such signals are most useful.

Valuation measures are mixed. The recent 10% decline in the S&P 500 with little movement in consensus earnings forecasts has reduced the forward price-earnings multiple to 13.5X for 2010. While this is an improvement from recent levels, much depends upon the achievement of analyst earnings forecasts, which given the concerns expressed above is far from certain. Alternative valuation techniques seeking to minimize the influences of the economic cycle consider normalized levels of earnings in assessing the attractiveness of the stock market. Using the 10 year averaging methodology to normalize earnings popularized by Robert Shiller produces a price-earnings multiple of 20X, below peak levels, but still higher than the average over time of about 17X (if the 2000 bubble market is excluded).

Combining our neutral-to-negative view on the economy and corporate profits with our neutral views on interest rates and investor sentiment yields a cautious market view.

CURRENT FUND EXPOSURES

The Fund is currently balanced in most sectors reflecting our relatively defensive posture. Consumer sectors are about neutral with long positions in select retail and discount chains benefitting for the current strength in spending, but also with company-specific initiatives we believe will support growth even in the event consumer spending slows. A retail sector ETF represents the largest short hedge while select housing-related shorts are also held.

The net long Health Care position has been reduced to market neutral. Passage of health care reform heightens the uncertainty for many companies until there is greater clarification of the sweeping legislation’s effects. In general, we expect

Nakoma Mutual Funds

Management Discussion and Analysis—continued

the pressure to cut costs will dominate the potential for additional demand. As a result, the Fund holds short positions in HMOs, companies manufacturing high cost medical devices and high valuation health technology companies. Long positions are in Medicaid-related service companies, a pharmacy chain and a medical instruments company.

Our lack of confidence in the sustainability of the economic recovery is reflected in a short Industrial sector weighting. This exposure is effectively hedged with a comparable long weight in Materials sector holdings, which should provide good performance in the event developing economy growth continues to outpace the developed economies or the Fed’s loose monetary policy contributes to further commodity price inflation.

Technology remains a net long exposure and significant gross exposure. Long positions continue to be held in companies we believe will benefit from secular trends like virtualization and netbook computing and in less cyclical software companies with strong product cycles. Short holdings favor more cyclical companies and high valuation stocks.

Performance (Unaudited)

GROWTH OF A $10,000 INVESTMENT (1)

For the period 12/18/2006 through 5/31/2010

This graph compares a $10,000 investment in the Fund with the performance of the S&P 500® and the 10-year Treasury Note. The Fund’s performance includes the reinvestment of all Fund distributions.

The objective of the Fund is to produce absolute returns with low correlation to traditional equity and fixed income benchmarks.  As a low correlation alternative, the Fund is not designed to resemble the performance of either the S&P 500® or the 10-year Treasury Note. The composition of the Fund may vary significantly from these two benchmarks in many aspects, including the Fund’s use of short selling, its ability to use leverage, and its ability to invest in a broader universe of securities.  The use of the S&P 500® and 10-year Treasury Note is merely intended to reflect traditional stock and bond strategies, so they should not be considered performance benchmarks of the Fund.

Nakoma Mutual Funds

Performance—continued

TOTAL RETURNS (1)
For the periods ended 5/31/2010

Average Total Returns
	Fund	S&P 500®	10-Yr. Treasury Note
Since Operations Commenced (12/18/2006)	-0.77%	-5.48%	6.12%
1-year	-8.86%	20.99%	4.51%
5-years	N/A	N/A	N/A
10-years	N/A	N/A	N/A
Final Value of a $10,000 Investment	$9,737	$8,234	$12,274

Pursuant to an expense limitation agreement between Nakoma Capital Management LLC, the Fund’s investment adviser (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb Fund expenses at least through August 31, 2010 to limit the Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, and dividend and interest expense on securities sold short) to 1.99% of the Fund’s average daily net assets, which has resulted in higher returns. Without these waivers, returns would have been lower.

(1)
The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of a Fund share. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-866-662-5662 or by visiting www.nakomafunds.com.

Total Annual Fund Operating Expenses, as reported in the Fund’s prospectus dated September 25, 2009, were 2.51%. This information differs from the expense ratios disclosed in this report.

FEES AND EXPENSE EXAMPLE (Unaudited)

Shareholders of the Fund incur two types of costs: (1) transaction costs and (2) operating costs, including management fees, dividend and interest expense on securities sold short, and other Fund expenses. The following Example is intended to help investors understand the operating costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period December 1, 2009 through May 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Divide your account value by $1,000, then multiply that result by the number in the “Actual” line under the heading “Expenses Paid During Period Ended May 31, 2010” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the cost of investing in other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nakoma Mutual Funds

Performance—continued

Nakoma Absolute Return Fund	Beginning Account Value (Dec. 1, 2009)	Ending Account Value (May 31, 2010)	Annualized Expense Ratio (1)	Expenses Paid During Period Ended May 31, 2010 (2)
Actual	$1,000.00	$ 957.60	2.71%	$13.23
Hypothetical (5% return before expenses)	$1,000.00	$1,011.48	2.71%	$13.60

(1)
This ratio includes the dividend and interest expense from securities sold short. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb Fund expenses to ensure that the Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, and dividend and interest expense on securities sold short) do not exceed 1.99% of the Fund’s average daily net assets through at least August 31, 2010.

(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Information shown reflects values using the expense ratios for the period December 1, 2009 through May 31, 2010.

Summary of Investments—May 31, 2010 (Unaudited)

EQUITY HOLDINGS (% of Net Assets) *

*	Excludes net cash and short-term investments.

Nakoma Mutual Funds

Schedule of Investments and Securities Sold Short—
May 31, 2010

COMMON STOCKS–45.5%
Description	Shares	Value
Consumer Discretionary–11.5%
Multiline Retail–2.2%
Kohl’s Corp. (1)	75,600	$3,836,700

Specialty Retail–9.3%
Chico’s FAS, Inc.	292,600	3,578,498
Childrens Place Retail Stores, Inc. (1)	63,000	2,969,190
O’Reilly Automotive, Inc. (1)	100,800	5,142,816
RadioShack Corp.	217,200	4,439,568
		16,130,072
		19,966,772
Consumer Staples–2.3%
Food & Staples Retailing–2.3%
Wal-Mart Stores, Inc.	80,800	4,085,248

Energy–2.1%
Oil, Gas & Consumable Fuels–2.1%
Range Resources Corp.	79,900	3,591,505

Financials–1.5%
Consumer Finance–1.5%
Capital One Financial Corp.	65,200	2,692,760

Health Care–6.0%
Health Care Providers & Services–3.9%
CVS Caremark Corp.	114,520	3,965,828
Magellan Health Services, Inc. (1)	70,000	2,848,300
		6,814,128
Life Sciences Tools & Services–2.1%
Thermo Fisher Scientific, Inc. (1)	68,340	3,557,780
		10,371,908
Industrials–2.3%
Road & Rail–2.3%
Werner Enterprises, Inc.	174,200	3,926,468

Information Technology–12.0%
Communications Equipment–4.1%
F5 Networks, Inc. (1)	44,400	3,122,652
Harris Corp.	82,900	3,888,839
		7,011,491
Electronic Equipment & Instruments–1.8%
Corning, Inc.	182,400	3,179,232

Semiconductors & Semiconductor Equipment–3.5%
Intel Corp.	124,800	2,673,216
Veeco Instruments, Inc. (1)	87,800	3,351,326
		6,024,542
Software–2.6%
Microsoft Corp.	176,700	4,558,860
		20,774,125
Materials–5.3%
Chemicals–2.6%
Albemarle Corp.	105,200	4,529,912
Metals & Mining–1.1%
Newmont Mining Corp.	36,000	1,937,520
Paper & Forest Products–1.6%
Domtar Corp. (1)	43,700	2,674,440
		9,141,872
Telecommunication Services–2.5%
Diversified Telecommunication Services–2.5%
Qwest Communications
International, Inc.	826,300	4,329,812

TOTAL COMMON STOCKS
(Cost $68,853,198)		$78,880,470

EXCHANGE-TRADED FUNDS–2.3%
SPDR Gold Trust (1)	34,000	4,041,954
Total Exchange-Traded Funds
(Cost $4,001,023)		$4,041,954

SHORT-TERM INVESTMENTS–64.1%
UMB Bank Money Market
Fiduciary, 0.030% (2)(3)	111,111,295	111,111,295
Total Short-Term Investments
(Cost $111,111,295)		$111,111,295

Total Investments–111.9%
(Cost $183,965,516)		$194,033,719
Segregated Cash with Brokers—33.2%		57,476,289
Securities Sold Short—(44.4)%		(76,874,935)
Liabilities in Excess of Other Assets–(0.7)%		(1,299,788)
Total Net Assets–100.0%		$173,335,285

(1)	Non-income producing security.
(2)	Variable rate security; the coupon rate represents the rate at May 31, 2010.
(3)	As of the year ended May 31, 2010, cash value of $57,972,269 was held in a segregated account as collateral for securities sold short.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Schedule of Investments and Securities Sold Short—
May 31, 2010 continued

COMMON STOCKS SOLD SHORT–39.3%
Description	Shares	Value
Consumer Discretionary–6.5%
Hotels, Restaurants & Leisure–2.2%
Starwood Hotels & Resorts
Worldwide, Inc.	82,300	$3,806,375
Household Durables–3.0%
Ethan Allen Interiors, Inc.	116,530	2,353,906
Mohawk Industries, Inc. (1)	49,780	2,795,645
		5,149,551
Specialty Retail–1.3%
Advance Auto Parts, Inc.	44,700	2,313,672
		11,269,598
Consumer Staples–1.6%
Household Products–1.6%
Church & Dwight Co., Inc.	43,100	2,836,411

Financials–1.6%
Commercial Banks–1.6%
SunTrust Banks, Inc.	102,100	2,751,595

Health Care–7.8%
Health Care Equipment & Supplies–3.1%
NuVasive, Inc. (1)	68,600	2,693,922
Wright Medical Group, Inc. (1)	162,000	2,661,660
		5,355,582
Health Care Providers & Services–2.6%
Centene Corp. (1)	61,700	1,407,994
Humana, Inc. (1)	64,900	2,988,645
		4,396,639
Health Care Technology–2.1%
athenahealth, Inc. (1)	39,100	968,116
Computer Programs & Systems, Inc.	63,500	2,731,135
		3,699,251
		13,451,472
Industrials–7.0%
Air Freight & Logistics–2.3%
C.H. Robinson Worldwide, Inc.	70,600	4,102,566
Machinery–4.7%
Caterpillar, Inc.	45,500	2,764,580
Manitowoc Co., Inc.	185,200	2,209,436
PACCAR, Inc.	76,000	3,116,000
		8,090,016
		12,192,582
Information Technology–10.8%
Electronic Equipment & Instruments–4.7%
AU Optronics Corp. – ADR	301,930	2,934,759
Garmin, Ltd.	68,400	2,296,872
Trimble Navigation, Ltd. (1)	101,900	2,927,587
		8,159,218
Semiconductors & Semiconductor Equipment–3.2%
Aixtron A.G. – ADR	109,000	2,935,370
Fairchild Semiconductor
International, Inc. (1)	249,100	2,491,000
		5,426,370
Software–2.9%
Autodesk, Inc. (1)	79,800	2,334,948
Citrix Systems, Inc. (1)	62,900	2,743,069
		5,078,017
		18,663,605
Materials–3.2%
Metals & Mining–3.2%
Aluminum Corp. of China, Ltd. - ADR (1)	134,000	2,814,000
United States Steel Corp.	57,600	2,719,296
		5,533,296
Telecommunication Services–0.8%
Wireless Telecommunication Services–0.8%
Telephone & Data Systems, Inc.	44,500	1,463,160

Total Common Stocks Sold Short
(Proceeds $63,274,148)		$68,161,719

EXCHANGE-TRADED FUNDS SOLD SHORT
–5.1%
SPDR S&P Retail ETF	214,400	8,713,216

Total Exchange-Traded Funds Sold Short
(Proceeds $8,656,077)		$8,713,216

TOTAL SECURITIES SOLD SHORT
(Proceeds $71,930,225)		$76,874,935

(1)	Non-income producing security.

ADR – American Depositary Receipt
ETF – Exchange-Traded Fund

Percentages indicated are based on net assets.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Financial Statements

NAKOMA ABSOLUTE RETURN FUND

STATEMENT OF ASSETS & LIABILITIES

May 31, 2010

Assets
Investments, at value (cost $183,965,516)	$194,033,719
Deposit at broker for securities sold short	57,476,289
Receivable for investments sold	1,013,819
Receivable for fund shares sold	182,275
Interest and dividends receivable	173,497
Prepaid expenses	43,920
Total assets	$252,923,519

Liabilities
Securities sold short, at value (proceeds of $71,930,225)	76,874,935
Payable for investments purchased	2,018,716
Payable for fund shares redeemed	292,610
Dividends payable on securities sold short	14,858
Interest payable	11,171
Payable to Adviser	241,198
Accrued expenses and other liabilities	134,746
Total liabilities	$79,588,234
Net Assets	173,335,285

Net Assets Consist of
Paid in capital	$197,340,665
Accumulated net realized loss on investments and securities sold short – net	(29,128,873)
Net unrealized appreciation (depreciation) on:
Investments	10,068,203
Securities sold short	(4,944,710)
Net Assets	$173,335,285

Net Assets	$173,335,285
Shares outstanding (no par value, unlimited shares authorized)	8,921,232

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)	$19.43

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2010

Investment Income
Interest	$48,221
Dividends	1,378,417
Total investment income	$1,426,638

Operating Expenses
Investment advisory fees	$3,279,387
Transfer agent fees and expenses	268,252
Fund administration and accounting fees	218,626
Professional fees	71,048
Federal and state registration fees	66,384
Reports to shareholders	56,907
Custody fees	38,075
Trustees' fees and related expenses	27,601
Other	18,746
Total operating expenses	$4,045,026

Dividend expense on securities sold short	931,699
Interest expense on securities sold short	787,992
Net expenses	$5,764,717

Net Investment Loss	$(4,338,079)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment securities	14,537,027
Securities sold short	(27,608,059)
Change in unrealized appreciation (depreciation) on:
Investment securities	(517,751)
Securities sold short	(3,055,837)

Net Realized and Unrealized Loss on Investments	$(16,644,620)

Net Decrease in Net Assets Resulting From Operations	$(20,982,699)

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Financial Statements—continued

NAKOMA ABSOLUTE RETURN FUND

	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009
STATEMENTS OF CHANGES IN NET ASSETS

Operations
Net investment loss	$(4,338,079)	$(2,848,139)
Net realized gain (loss) on:
Investment securities	14,537,027	(27,814,581)
Securities sold short	(27,608,059)	17,234,484
Distributions from underlying funds	-	154,236
Change in unrealized appreciation (depreciation) on investments and securities sold short	(3,573,588)	9,622,833
Net decrease in net assets resulting from operations	$(20,982,699)	$(3,651,167)

Capital Share Transactions
Proceeds from shares sold	140,768,872	190,493,968
Amounts paid for shares redeemed	(178,345,517)	(64,350,347)
Net increase (decrease) in net assets resulting from capital share transactions	$(37,576,645)	$126,143,621

Total Increase (Decrease) in Net Assets	$(58,559,344)	$122,492,454

Net Assets
Beginning of year	231,894,629	109,402,175
End of year	$173,335,285	$231,894,629

Accumulated undistributed net investment income	$-	$1,762

Capital Share Transactions
Shares sold	6,929,125	8,670,000
Shares redeemed	(8,884,322)	(2,958,400)
Net increase (decrease) from capital share transactions	(1,955,197)	5,711,600
Shares outstanding, beginning of year	10,876,429	5,164,829
Shares outstanding, end of year	8,921,232	10,876,429

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Financial Highlights

Selected Per Share Data for the Period Presented

NAKOMA ABSOLUTE RETURN FUND

For the Periods Ended May 31:

	2010	2009		2008		2007*
Net Asset Value, Beginning of Period	$21.32	$21.18		$21.19		$20.00

Income From Investment Operations
Net investment income (loss)	(0.49)	(0.26)		(0.16)		0.11
Net realized and unrealized gain (loss) on investments and securities sold short	(1.40)	0.40	(1)	0.20	(1)	1.11
Total from investment operations	(1.89)	0.14		0.04		1.22

Less Distributions
Net investment income	—	—		(0.02)		(0.03)
Return of capital	—	—		(0.03)		—
Total distributions	—	—		(0.05)		(0.03)
Net Asset Value, End of Period	$19.43	$21.32		$21.18		$21.19

Total Return(2)	(8.86)%	0.66%		0.18%		5.95%	(3)(4)

Supplemental Data and Ratios
Net assets, end of period (in thousands)	$173,335	$231,895		$109,402		$16,687
Ratio of expenses to average net assets, excluding dividend and interest expense on securities sold short, after waived or recaptured fees	1.85%	1.86%	(5)	1.99%	(5)	1.99%	(5)(6)
Ratio of dividend and interest expense on securities sold short to average net assets	0.79%	0.69%		0.62%		0.46%
Ratio of expenses to average net assets, including dividend and interest expense on securities sold short, after waived or recaptured fees	2.64%	2.55%	(5)	2.61%	(5)	2.45%	(5)(6)
Ratio of expenses to average net assets, before waived or recaptured fees	2.64%	2.48%		2.57%		5.73%	(6)
Ratio of net investment income (loss) to average net assets, after waived or recaptured fees	(1.99)%	(1.79)%	(5)	(0.59)%	(5)	1.41%	(5)(6)
Ratio of net investment loss to average net assets, before waived or recaptured fees	(1.99)%	(1.72)%		(0.55)%		(1.87)%	(6)
Portfolio turnover rate-long positions, excluding short positions	126%	115%		124%		18%	(3)

(1)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(3)	Not annualized.
(4)	Represents performance beginning on the first day of security trading (December 18, 2006).
(5)	Reflects the Adviser’s waiver or recapture of a portion of its management fees and/or other operating expenses.
(6)	Annualized.

*	Fund commenced operations on August 23, 2006. Fund began investing in line with its investment objectives on December 18, 2006.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

Notes to Financial Statements—May 31, 2010

NOTE 1 – ORGANIZATION MATTERS

The Nakoma Absolute Return Fund (the “Fund”) is a series of Nakoma Mutual Funds (the “Trust”), an open-end, diversified management investment company, organized as a statutory trust in Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 23, 2006. The Fund commenced investing in line with its investment objectives on December 18, 2006. The investment adviser to the Fund is Nakoma Capital Management LLC (the “Adviser”), which is registered as an investment adviser with the SEC.

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. The Fund currently offers one class of shares of common stock. The Fund may offer additional classes of shares in the future. Each share represents a proportionate interest in the Fund’s assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights.

The investment objective of the Fund is to seek absolute returns with low volatility independent of equity market conditions. The Fund seeks to implement an “expectations” investment strategy in taking long and short positions in securities. It will invest primarily in equity securities traded in U.S. markets—taking long positions in companies where the Adviser believes operating results will exceed investors’ expectations, and establishing short positions in companies that the Adviser believes will disappoint or as hedged offsets to long positions.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation

Securities and other assets will normally be valued as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. Common stocks listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities traded on the NASDAQ National Market or the NASDAQ Small Cap Market (collectively, “NASDAQ-traded securities”) are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the current bid prices for longs and current asked prices for shorts on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by the Fund’s Board of Trustees (the “Board”). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board determines that this method does not represent fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. During the year ended May 31, 2010, the Fund did not trade in any securities for which market quotations were not readily available.

GAAP establishes a hierarchy that prioritizes the various inputs used in determining the value of the Fund’s investments. The three broad levels of the hierarchy are described below:

•	Level 1 – quoted prices for active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Nakoma Mutual Funds

Notes to Financial Statements—continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2010:

	Level 1	Level 2	Level 3
	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs	Total
Common Stocks*	$78,880,470	$-	$-	$78,880,470
Exchange-Traded Funds	4,041,954	-	-	4,041,954
Short-Term Investments	111,111,295	-	-	111,111,295
Total Investments	$194,033,719	$-	$-	$194,033,719
Common Stocks Sold Short*	68,161,719	-	-	68,161,719
Exchange-Traded Funds Sold Short	8,713,216	-	-	8,713,216
Total Securities Sold Short	$76,874,935	$-	$-	$76,874,935

*       Please refer to the Schedule of Investments and Securities Sold Short to view common stocks segregated by industry type.

The Fund did not hold any Level 2 or Level 3 securities during the year ended May 31, 2010.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Liabilities for securities sold short are reported at fair value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in fair value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Fund’s Statement of Assets & Liabilities. The Fund is liable for any dividends payable on securities while those securities are held short and will also bear other costs, such as charges for the prime brokerage account, in connection with its short positions. These costs are reported as “Dividend expense on securities sold short” and “Interest expense on securities sold short” in the Fund’s Statement of Operations.

Cash received from short sales is maintained by the Fund’s prime broker, BNP Paribas Prime Brokerage, Inc. (the “Prime Broker”), and is used to meet collateral requirements. The collateral required is determined daily by reference to the fair value of the short positions. It is included as “Deposit at broker for securities sold short” on the Fund’s Statement of Assets and Liabilities. Segregated cash, cash equivalents, or liquid securities also pledged as collateral that are restricted from use are included on the Fund’s Schedule of Investments, and are held at the custodian per a tri-party agreement between the Fund, the custodian, and the Prime Broker.

The Fund’s deposit at the Prime Broker is exposed to credit risk, as the Prime Broker effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the Prime Broker.

Distributions

The Fund’s net investment company taxable income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income distributions. Certain distributions of net investment company taxable income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. However, because the principal investment goal of the Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the net investment company taxable income distributions paid to shareholders by the Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders

Nakoma Mutual Funds

Notes to Financial Statements—continued

as capital gains distributions, regardless of how long shares of the Fund have been held by the shareholder. Shareholders have two distribution options: (1) automatic reinvestment of both net investment company taxable income distributions and capital gains distributions in additional shares of the Fund, or (2) both net investment company taxable income distributions and capital gains distributions are paid in cash. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment company taxable income or net capital gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended May 31, 2010, undistributed net investment loss was increased by $4,336,317, accumulated net realized losses were increased by $26,438, and paid-in capital was decreased by $4,362,755.

Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and to make all requisite distributions of income to its shareholders that will be sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During this period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since the commencement of operations.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation

The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

Other

Investment transactions are accounted for on a trade date basis. Dividend income and dividend expense are recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Net realized gains and losses on securities are computed on the basis of specific security lot identifications.

Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

Nakoma Mutual Funds

Notes to Financial Statements—continued

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update Improving Disclosures about Fair Value Measurements that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

NOTE 3 – INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of long investments, other than short-term securities, for the Fund for the year ended May 31, 2010, were $128,976,783 and $172,695,372, respectively. Proceeds and covers of securities sold short for the Fund for the year ended May 31, 2010, were $151,680,454 and $194,040,581, respectively. There were no purchases or sales of U.S. government securities for the year ended May 31, 2010.

NOTE 4 – INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

An advisory agreement with the Adviser was in effect during the year ended May 31, 2010. Pursuant to this agreement, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio, subject to policies adopted by the Board. The Adviser is also responsible for providing investment research and portfolio management services, and selecting the brokers who execute the Fund’s portfolio transactions.

The Fund pays the Adviser an annual fee equal to 1.50% of the Fund’s average daily net assets, computed and paid monthly according to the terms of the advisory agreement. For the year ended May 31, 2010, the Adviser earned a fee of $3,279,387. Pursuant to a separate expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that the Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, and dividend and interest expense on securities sold short) do not exceed 1.99% of the Fund’s average daily net assets through at least August 31, 2010. Under the terms of the expense limitation agreement, the Adviser may request a reimbursement of any advisory fees waived or reduced or payment of expenses made by the Adviser within the previous thirty-six months following the month to which the waiver, reduction or payment related if the Fund’s expenses are less than the above limit agreed to by the Fund for such month. The Board reviews all recoupments. For the year ended May 31, 2010, operating expenses were not subject to a waiver or recoupment.

Officers and Trustees

Certain officers and trustees of the Trust are affiliated with the Adviser. None of these individuals receives a fee from the Trust for serving as an officer or trustee. The fees and expenses of the independent trustees allocated to the Fund are reflected in the Fund’s Statement of Operations. The independent trustees’ remuneration from the Fund totaled $27,601 for the year ended May 31, 2010.

NOTE 5 – TAX INFORMATION

At May 31, 2010, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$183,965,516
Proceeds from securities sold short	$(71,930,225)

Unrealized appreciation	$15,544,124
Unrealized depreciation	(10,420,631)

Net unrealized appreciation (depreciation) on investments and securities sold short	$5,123,493

Nakoma Mutual Funds

Notes to Financial Statements—continued

There were no distributions paid during the fiscal year ended May 31, 2010, and the fiscal year ended May 31, 2009.

As of May 31, 2010, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(29,128,873)

Unrealized appreciation on investments and securities sold short	5,123,493
Total accumulated losses	$(24,005,380)

As of May 31, 2010, the Fund had a capital loss carry forward of $20,557,984, of which $987,684 expires on May 31, 2016, $12,569,991 expires on May 31, 2017, and $7,000,309 expires on May 31, 2018.

As of May 31, 2010, the Fund had $8,570,889 of post-October losses, which are deferred until June 1, 2010, for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

NOTE 6 – MARGIN BORROWING AGREEMENT

The Fund has a margin account with its Prime Broker under which the Fund may borrow against the value of its securities, subject to regulatory limitation. Interest is accrued at the federal funds rate plus 0.35% as of May 31, 2010. Interest is accrued daily and paid monthly.

Additional Notes (Unaudited)

NOTE 7 – PROXY VOTING

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Adviser in accordance with the Proxy Voting Guidelines and Procedures (the “Proxy Policies”) adopted by the Adviser. A description of these Proxy Policies is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2010, will be available on or before August 31, 2010, (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

NOTE 8 – QUARTERLY PORTFOLIO DISCLOSURES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, (ii) on the SEC’s website at www.sec.gov., and (iii) to review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Nakoma Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of
Nakoma Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, of the Nakoma Absolute Return Fund (the “Fund”), a series of the Nakoma Mutual Funds, including the schedule of investments and securities sold short as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nakoma Absolute Return Fund as of May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
July 22, 2010

Nakoma Mutual Funds

Trustees and Officers (Unaudited)

(As of May 31, 2010)

Information pertaining to the trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s trustees and is available without charge, upon request by calling the Fund at 1-866-662-5662. Except as noted, the address of each trustee and officer is 8040 Excelsior Drive, Suite 401, Madison, Wisconsin  53717. Each trustee oversees one portfolio in the Trust.

Name (Age), Position with Fund and Address	Length of Time Served1	Principal Occupation(s) During Past Five Years	Other Company Directorships
INTERESTED TRUSTEES2

Daniel S. Pickett (46) Trustee, President, Chairman	Since Inception	Chief Investment Officer/Managing Director, Nakoma Capital Management LLC, 2003 – Present	None

Mark A. Fedenia (55) Trustee, Vice President of Investments	Since Inception
Managing Director/Portfolio Manager, Nakoma Capital Management LLC, 2003 – Present; Associate Professor of Finance, School of Business, University of Wisconsin-Madison, 1986 – Present; Director, Applied Security Analysis Program, School of Finance, University of Wisconsin-Madison, 1986 – 2007

None
INDEPENDENT TRUSTEES

Marla J. Ahlgrimm, R.Ph. (54) Trustee	Since Inception	Founder and Chair, Women’s Health America, Inc. (a health products company), 1993 – Present	None

John W. Feldt (68) Trustee University of Wisconsin Foundation 1848 University Avenue Madison, WI 53726	Since Inception	Retired; Senior Vice President – Finance, University of Wisconsin Foundation, 1985 – 2007	Director, Thompson Plumb Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 3 portfolios; Director, Baird Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 8 portfolios

Antonio S. Mello (51) Trustee	Since Inception
Professor of Finance, School of Business, University of Wisconsin-Madison, 1995 – Present; Managing Director and Head of Corporate Finance, Millennium BCP (an international financial services firm), 2001 – 2002 (on leave from UW-Madison)
None

Thomas R. Poehling (44) Trustee 525 Junction Road, Ste. 8900 Madison, WI 53717	Since Inception	President, Poehling Capital Management, Inc. (an asset management company), 2004 – Present	None
FUND OFFICERS NOT LISTED ABOVE2

Robyn K. Rannow (54) Secretary, Treasurer, CCO, AML Officer	Since Inception	Managing Director/CCO, Nakoma Capital Management LLC, 2009 – Present; Vice President, Operations and Compliance, Nakoma Capital Management LLC, 2004 – 2008	None

(1)	Each trustee serves for an indefinite term, until that person resigns and/or a successor is elected and qualified. Officers are elected by the Board.
(2)	Officers of the Fund are “interested persons” as defined by the Investment Company Act of 1940.

Nakoma Mutual Funds

Additional Information

TRUSTEES AND OFFICERS

Dan Pickett	Chairman, President, Trustee
Marla Ahlgrimm, R.Ph.	Trustee
John Feldt	Trustee
Antonio Mello	Trustee
Tom Poehling	Trustee
Mark Fedenia	VP of Investments, Trustee
Robyn Rannow	Secretary, Treasurer, Chief Compliance Officer, AML Officer

SYMBOL:                      NARFX

ADMINISTRATOR / TRANSFER
AGENT / FUND ACCOUNTANT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway   Suite 1100
Westlake, Ohio  44145

INVESTMENT ADVISER

Nakoma Capital Management LLC
8040 Excelsior Drive   Suite 401
Madison, Wisconsin  53717
www.nakomacapital.com
www.nakomafunds.com

LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

CUSTODIAN

UMB Bank, n.a.
928 Grand Boulevard   10th Floor
Kansas City, Missouri  64106

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Nakoma Absolute Return Fund is distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no substantive amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  A copy of the Code is filed as Exhibit 12(a)(1) hereto.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forthin Item 3(a)(2) of Form N-CSR: Antonio S. Mello.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

(a) Audit Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended May 31, 2010                                                                $15,500
Fiscal year ended May 31, 2009                                                                $15,000

 (b) Audit-Related Fees for Registrant.
The aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended May 31, 2010                                                                $0
Fiscal year ended May 31, 2009                                                                $0

(c) Tax Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filing and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended May 31, 2010                                                                $2,500
Fiscal year ended May 31, 2009                                                                $2,000

(d) All Other Fees.
The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended May 31, 2010                                                                $0
Fiscal year ended May 31, 2009                                                                $0

(e) Audit Committee’s pre-approval policies and procedures.

(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) During the fiscal year ended May 31, 2010, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter ended May 31, 2010 that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
             Filed herewith.

(a) (3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nakoma Mutual Funds

/s/Daniel Pickett
By: Daniel Pickett
President
August 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

/s/Daniel Pickett
By: Daniel Pickett
President
(Principal Executive Officer and Principal Financial Officer)
August 9, 2010